CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
Exhibit 10.1

Manufacturing Services Agreement

Between

Patheon UK Limited

And

Zogenix Inc.

ARTICLE 1
INTERPRETATION.................................................................................................................- 5 -
1.1Definitions.    .........................................................................................................- 5 -
1.2Currency.    ..........................................................................................................- 11 -
1.3Sections and Headings.    ....................................................................................- 11 -
1.4Singular Terms.    ................................................................................................- 11 -
1.5Schedules.    .........................................................................................................- 11 -
ARTICLE 2
PATHEON'S OBLIGATIONS...............................................................................................- 12 -
2.1Manufacturing and Support Services.    ...........................................................- 12 -
2.2Standard of Performance.    ..............................................................................- 15 -
ARTICLE 3
ZOGENIX'S OBLIGATIONS...............................................................................................- 15 -
3.1Payment.    ...........................................................................................................- 15 -
3.2Materials.    .........................................................................................................- 15 -
3.3Import and Export Matters.    ...........................................................................- 15 -
3.4Specifications.    ..................................................................................................- 15 -
ARTICLE 4
SERVICE AND SUPPORT FEES, TIERED PRICING......................................................- 16 -
4.1Fees for Manufacturing and Support Services.    ............................................- 16 -
4.2Adjustments to Year's Pricing.    .....................................................................- 16 -
4.3Adjustments Due to Technical Changes.    .......................................................- 17 -
4.4Multiple Packaging Formats.    .........................................................................- 17 -
4.5Taxes.    ................................................................................................................- 17 -
4.6Tiered Pricing.    .................................................................................................- 17 -
ARTICLE 5
ORDERS, DELIVERY, INVOICING, PAYMENT, PRODUCT DEFICIENCIES- 18 -
5.1Market Outlook.    ..............................................................................................- 18 -
5.2Orders and Forecasts.    .....................................................................................- 18 -
5.3Reliance by Patheon.    .......................................................................................- 19 -
5.4Order Size.    .......................................................................................................- 20 -
5.5Rental of Manufacturing Space.    ....................................................................- 20 -
5.6Delivery.    ............................................................................................................- 20 -
5.7Invoices and Payment for Service Fees.........................................................    - 21 -
5.8Invoices and Payment for Support Fees.    .......................................................- 21 -
5.9Invoices and Payment for Rental of Manufacturing Space.    .......................- 21 -
5.10Product Deficiencies.    .......................................................................................- 21 -
ARTICLE 6
CO-OPERATION....................................................................................................................- 23 -
6.1Joint Steering Committee.    ..............................................................................- 23 -
6.2Product Recalls.    ..............................................................................................- 24 -
6.3Governmental Agencies.    .................................................................................- 24 -
6.4Records and Accounting by Patheon.    - 24 -
6.5Access, Person in Plant.    ..................................................................................- 24 -
6.6Subordination and Waiver Agreement.    .........................................................- 25 -

6.7Relationship Manager.    ....................................................................................- 25 -
ARTICLE 7
TERM AND TERMINATION...............................................................................................- 25 -
7.1Term.    .................................................................................................................- 25 -
7.2Termination for Cause.    ...................................................................................- 26 -
7.3Obligations on Termination.    ...........................................................................- 26 -
ARTICLE 8
REPRESENTATIONS, WARRANTIES AND COVENANTS- 28 -
8.1Authority.    .........................................................................................................- 28 -
8.2Covenants, Representations and Warranties................................................- 28 -
8.3Permits.    ............................................................................................................- 29 -
8.4Compliance with Laws.    ...................................................................................- 29 -
8.5Patheon Representations, Covenants and Limited Warranty.    ....................- 29 -
ARTICLE 9
REMEDIES AND INDEMNITIES........................................................................................- 31 -
9.1Consequential Damages.    .................................................................................- 31 -
9.2Limitation of Liability.    ....................................................................................- 31 -
9.3Patheon.    ............................................................................................................- 32 -
9.4Zogenix.    ............................................................................................................- 32 -
ARTICLE 10
CONFIDENTIALITY.............................................................................................................- 33 -
10.1Confidentiality.    ................................................................................................- 33 -
10.2Confidential Information    ...............................................................................- 33 -
ARTICLE 11
DISPUTE RESOLUTION......................................................................................................- 34 -
11.1Commercial Disputes.    .....................................................................................- 34 -
11.2Technical Dispute Resolution.    ........................................................................- 34 -
ARTICLE 12
MISCELLANEOUS................................................................................................................- 35 -
12.1Intellectual Property.    ......................................................................................- 35 -
12.2Insurance.    .........................................................................................................- 35 -
12.3Independent Contractors.    ...............................................................................- 35 -
12.4No Waiver.    ........................................................................................................- 35 -
12.5Assignment.    ......................................................................................................- 35 -
12.6Force Majeure.    ................................................................................................- 35 -
12.7Additional Product.    .........................................................................................- 35 -
12.8Notices.    .............................................................................................................- 35 -
12.9Severability.    .....................................................................................................- 36 -
12.10Entire Agreement.    ...........................................................................................- 36 -
12.11No Third Party Benefit or Right.    ...................................................................- 36 -
12.12Execution.    .........................................................................................................- 39 -
12.13Governing Law.    ...............................................................................................- 36 -
12.14Resolution.    ........................................................................................................- 37 -
12.15    Publicity of Agreement....................................................................................- 37 -
12.16    Solicitation of Employees................................................................................- 37 -

SCHEDULE A        .......................................................................................................................................- 39 -
PRODUCTS SERVICE FEES RENTAL FEES
SCHEDULE B........................................................................................................................................- 45 -
SUPPORT FEES
SCHEDULE C    ..........................................................................................................................- 51 -
MATERIALS
SCHEDULE D    .......................................................................................................................................- 53 -
EQUIPMENT
SCHEDULE E........................................................................................................................................- 64 -
SUPPLY CHAIN TELECONFERENCES AND INVENTORY REPORT
SCHEDULE F..........................................................................................................................................-65 -
TECHNOLOGY TRANSFER
SCHEDULE G........................................................................................................................................- 69 -
DEFICIENCY NOTICE

MANUFACTURING SERVICES AGREEMENT

THIS MANUFACTURING SERVICES AGREEMENT (the “Agreement”) made as of this February 28, 2013 (“Execution Date”), with an effective date of November 1, 2013 (“Effective Date”).

BETWEEN:-

PATHEON UK LIMITED, a company with a registered office at Kingfisher Drive, Covingham, Swindon, Wiltshire, SN3 5BZ, incorporated under the laws of England, (hereinafter referred to as "Patheon"),

And

ZOGENIX, INC., a company with a registered office at 12400 High Bluff Drive, Suite 650, San Diego California, 92130, USA, incorporated under the laws of Delaware (hereinafter referred to as “Zogenix").

Each of Patheon and Zogenix being hereinafter referred to as a “Party” if individually considered and as “Parties” if jointly considered.

WHEREAS, the Parties previously entered into a Manufacturing Services Agreement dated as of November 1st, 2008, as amended from time to time (the “First MSA”), which provides for the termination of Manufacturing and Support Services (as defined therein) as of October 31, 2013; and

WHEREAS, Zogenix desires to obtain the Manufacturing and Support Services (as defined below) from Patheon beyond such termination and Patheon is willing to provide such Manufacturing and Support Services throughout the Term (as defined below) on the terms and conditions set forth herein.

THIS AGREEMENT WITNESSES THAT in consideration of the rights conferred and the obligations assumed herein, and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each Party), and intending to be legally bound the Parties agree as follows:-
ARTICLE 1
INTERPRETATION

1.1    Definitions.
The following terms shall, unless the context otherwise requires, have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:-

“Affiliate” means:

(a)	a business entity which owns, directly or indirectly, a controlling interest in a Party to this Agreement, by stock ownership or otherwise; or

(b)	a business entity which is owned by a Party to this Agreement, either directly or indirectly, by stock ownership or otherwise; or

(c)	a business entity, the majority ownership of which is directly or indirectly common to the majority ownership of a Party to this Agreement;

“Annual Stability Commitment” shall have the meaning ascribed in Quality Agreement;

"Batch" shall mean a uniquely identified or identifiable quantity of Products that have been produced by one (1) process or series of processes to the extent that such quantity could insofar be expected to be homogeneous. The meaning is as set forth in 21 C.F.R. §820;

“Binding Letter Agreement” means the agreement relating to the employment of project staff between Patheon and Zogenix dated 7th November 2006;

“Breach Notice” shall have the meaning ascribed in Section 7.2(a);

“Break Fee” shall have the meaning ascribed in Section 7.3(g);

“Business Day” means a day other than a Saturday, Sunday or a day that is a statutory holiday in the United Kingdom and in the United States of America;

“cGMP” means current Good Manufacturing Practice published by the European Commission in the “Guide to good manufacturing practice for medicinal products” (“The rules governing medicinal products for human use”, IV Volume), as specified by the competent Regulatory Authorities, and 21 C.F.R. § 211, and FDA guidance pertaining thereto;

"Capacity" shall mean the quantity of Product Patheon is able to produce from the Facility during a defined period of time based on the assumptions set out in Schedule A, which may be amended in writing from time to time as agreed between the Parties;

“Claim(s)” shall have the meaning ascribed in Section 9.3;

“Commercially Reasonable Efforts” means the carrying out of obligations in a diligent and sustained manner using such effort and employing such qualified resources as would normally be exerted or employed by a contract manufacturing organization performing similar services that is not undertaking Shutdown Activities.

“Confidentiality Agreement” means the Mutual Nondisclosure Agreement relating to the non-disclosure of confidential information between Patheon and Zogenix dated 18th September 2006, as the same may be amended from time to time;

“Continuity of Supply” means all activities associated with the manufacture and supply of Product by Patheon to Zogenix related to:-

i)	Supply of Product from the Facility in accord with Firm Orders

ii)	Adherence to obligations related to

Manufacturing Requirements for Product manufactured at the Facility

iii)	Support of Technology Transfer, the scope of which is to be agreed between the Parties but based on the rates set out in Schedule F

iv)	Complying with the Quality Agreement

v)
Assisting with the receipt of all required approvals from the appropriate Regulatory or Government Authority related to the manufacture of Product at an alternative manufacturing site, the scope of which is to be agreed between the Parties but based on the rates set out in Schedule F.

“Conversion Fee” shall have the meaning ascribed in Schedule A attached hereto as amended between the Parties from time to time.

“Deficiency Notice” shall have the meaning ascribed thereto in Section 5.9(a);

“Effective Date” shall have the meaning ascribed thereto in the introductory paragraph of this Agreement;

“Equipment” shall mean all the equipment listed in Schedule D attached hereto as well as any other manufacturing or inspection equipment owned by Zogenix (or provided by any third party for the benefit of Zogenix) that is used for the fulfilment of the Manufacturing and Support Services hereunder;

“Execution Date” shall have the meaning ascribed thereto in the introductory paragraph of this Agreement;

“EXW” means “Ex works”, as that term is defined in INCOTERMS 2010;

“Facility” means the manufacturing facility of Patheon, at Kingfisher Drive, Covingham, Swindon, Wiltshire, SN3 5BZ, United Kingdom, and where manufacturing of the Products under this Agreement shall take place;

“FDA” means the United States Food and Drug Administration;

“FDC Act” shall mean the United States Food, Drug & Cosmetic Act, as amended from time to time, and the regulations promulgated pursuant thereto;

“Finished Pack” means a finished pack of Product, as further described in Schedule A;

“Firm Orders” has the meaning specified in Section 5.2(b);

“First MSA” has the meaning specified in the recitals to this Agreement;

"Improvements" shall mean all improving modifications or adaptations to any of the patents or know-how relating to the Product, whether patentable or not, which might reasonably be of commercial interest to either Party in the design, manufacture, supply or use of the Product and which may be made, acquired by or disclosed to Patheon or Zogenix during the Term of this Agreement;

“Intellectual Property” includes, without limitation, rights in patents, patent applications, formulae, trade-marks, trade-mark applications, trade-names, trade secrets, inventions, copyrights, industrial designs, know-how;

“Inventory” means all inventories of Materials and work-in-process produced or held by Patheon in connection with the manufacture of the Products;

“Manufacturing and Support Services” means the manufacturing, quality control, quality assurance and stability testing, packaging and related services, as contemplated in this Agreement, either required to produce Products from the Materials or requested to be completed by Zogenix;

“MA” means Marketing Authorisation for the Product at the Facility pursuant to Directive 65/65 EEC (as amended by following provisions including Directive 2001/83/EC) or any implementation of it or its equivalent under the laws of a relevant Member State, or the approved NDA or equivalent thereof;

“Make Good Costs” means the reasonable costs required to repair the Facility and return it into a useable area based on the repair of materials damaged by the installation or removal of Equipment. For the avoidance of doubt “Make Good Costs” do not include normal “wear and tear” during the Term of this Agreement or the First MSA;

“Manufacturing Requirements” means Patheon’s responsibilities and obligations with respect to the provision of Manufacturing and Support Services as set forth in Article 2;

“Materials” means the materials listed in Schedule C used in the manufacture of the Product;

“Minimum Campaign Size” shall have the meaning ascribed in Schedule A;

“MRP” shall mean Materials Requirements Planning;

“NDA” means New Drug Application under Section 505 of the Federal Food Drug and Cosmetic Act, by the FDA;

“Occupancy Agreement” shall mean the Occupancy Charge, Industrialisation and Project Agreement between Patheon and Zogenix dated 27th March 2007, the First Amending Agreement to the Occupancy Agreement dated 1st August 2007 and the Annex to the Occupancy Agreement dated 1st September 2007;

“Performance Parameters” shall have the meaning set forth in Section 2.2.

“Product” means the products listed on Schedule A hereto and additional products added pursuant to Section 12.7;

“Product Quality Review” shall have the meaning ascribed thereto in Section 2.1(f);

“Quality Agreement” means the agreement relating to pharmaceutical quality agreed between the Parties with an effective date of 1st November 2008, as updated from time to time, and which shall be extended for the Term of this Agreement as of the Effective Date;

“Record Retention” means all requirements of Patheon to retain and store records related to this Agreement and the First MSA required by the Quality Agreement, applicable law, cGMP and the then current requirements of Regulatory or Government Authorities.

“Regulatory or Government Authority” shall mean, with respect to the United States, the U.S. Food and Drug Administration (“FDA”), or any equivalent foreign regulatory authority or applicable agency;

“Remediation Period” shall have the meaning ascribed in Section 7.2(a);

“Service Fee” means the fees set out in Schedule A covering the cost of Materials purchased by Patheon and the conversion of Materials into Product;

“Shift Pattern A” shall have the meaning ascribed in table A-1 of Schedule A;

“Shift Pattern B” shall have the meaning ascribed in table A-1 of Schedule A;

“Shutdown Activities” means those changes to the Facility that are related to ceasing operations at the site that would not occur in the normal course of business in a similar facility providing contract manufacturing services in an ongoing manner;

“Specifications” means the file, for each Product, which is provided by Zogenix to Patheon and which contains documents relating to such Product, including, without limitation:

(a)    written specifications for Materials and Product;

(b)	manufacturing and packaging process specifications;

(c)	shipping and storage requirements;

(e)
all environmental, health and safety information relating to the Product including material safety data sheets. all as updated, amended and revised from time to time by Zogenix in accordance with the terms of the Agreement; and

(f)	any other technical information necessary to carry out the contracted operations correctly in accordance with the MA and any other legal requirements,

all as updated, amended and revised from time to time by Zogenix in accordance with the terms of this Agreement;

“Standard Batch Size” shall have the meaning ascribed in Schedule A;

“Steering Committee” shall be the joint committee of which the details concerning representation and functions are set out in Section 6.1;

“Support Fees” means the fees set out in Schedule B covering activities performed by Patheon to support the registration of the Product. The Support Fees are in addition to the Service Fee for the Product;

“Technical Dispute” has the meaning specified in Section 11.2;

“Technology Transfer” means those technology transfer activities agreed to between Patheon and Zogenix prior to the Effective Date in any executed technology transfer proposal as may be amended from time, which Patheon shall undertake as soon as reasonably possible following the Execution Date using Commercially Reasonable Efforts;

“Term” has the meaning specified in Section 7.1;

“Territory” means in the geographic area of the United States of America and all its territories and possessions and the states of the European Union and any other geographic regions in which Zogenix markets the Product as of the Execution Date or such other geographic regions as the Parties may agree in writing;

“Third Party Rights” means the Intellectual Property of any third party;

“Unit” shall have the meaning ascribed in Schedule A;

“Vendor Supply Agreement” means a commercial agreement between either Patheon or Zogenix with the vendor of a Material covering the supply of such Material;

“Year” means the twelve (12) month period commencing, in the case of the first Year of this Agreement, on the Effective Date, and thereafter commencing upon completion of the immediately preceding Year.

1.2    Currency.
Unless otherwise indicated, all monetary amounts are expressed in this Agreement in Pounds Sterling (“GBP”).

1.3    Sections and Headings.
The division of this Agreement into Articles, sections, subsections and Schedules and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to a Section or Schedule refers to the specified Section or Schedule to this Agreement. In this Agreement, the terms “this Agreement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Agreement and not to any particular part, Section, Schedule or the provision hereof.

1.4    Singular Terms.
Except as otherwise expressly provided herein or unless the context otherwise requires, all references to the singular shall include the plural and vice versa.

1.5    Schedules.
The following Schedules are attached to, incorporated in and form part of this Agreement:

Schedule A -	Products, Service Fees, Standard Batch Size, Minimum Campaign Quantity, Capacity
Schedule B    -    Support Fees
Schedule C    -    Materials and Services and Responsibility Matrix

Schedule D -	Zogenix Equipment and Equipment Maintenance and Repair
Schedule E    -    Supply Chain Teleconferences and Inventory Reports
Schedule F -    Technology Transfer
Schedule G -    Deficiency Notice

ARTICLE 2
PATHEON'S OBLIGATIONS

2.1    Manufacturing and Support Services.
Patheon shall provide to Zogenix the Manufacturing and Support Services for the Territory for the fees specified in Schedules A and B in order to produce Products for Zogenix. In providing the Manufacturing and Support Services:

(a)	Conversion of Materials. Patheon shall convert Materials into Product in accordance with the Specifications, the cost of such activities being included in the Service Fee;

(b)
Quality Control and Quality Assurance. Patheon shall perform quality assurance and quality control testing for Materials and Products set out in the Quality Agreement and Specifications, the cost of such activities being included in the Service Fee;

(c)
Materials. Patheon shall be responsible for maintaining Vendor Supply Agreements as detailed in Schedule C (from those suppliers from whom it is Patheon’s responsibility to procure Materials), ordering, receiving, making payment for and storing Materials as set in Schedule C and assisting Zogenix in the transfer of such Vendor Supply Agreements in so far as they relate to the Product to Zogenix or a third party pursuant to Schedule F;

(d)
Stability Testing. Patheon shall conduct stability testing on the Products in accordance with protocols provided by Zogenix. The cost of stability storage and testing for [***] (the “Annual Stability Commitment” for the Product) shall be included in the Service Fee. Any stability testing or sample collection requested by Zogenix (i) over and above the Annual Stability Commitment or (ii) required for Technology Transfer shall be invoiced to Zogenix by Patheon for the separate fees specified in Schedule B or Schedule F as applicable. In the event that any Batch of Products fails stability testing, Patheon and Zogenix shall jointly determine the proceedings and methods to be undertaken to investigate the causes of such failure, including which Party shall bear the cost of such investigation, provided that Patheon shall not be liable for any such costs unless there has been a failure by it to provide the Manufacturing and Support Services in accordance with the Manufacturing Requirements. Patheon will provide any and all data and results relating to the stability testing at least annually and in accord with the Quality Agreement and stability protocols or as reasonably requested by Zogenix;

(e)
Support to Maintain Regulatory Filings and Maintain Continuity of Supply. Patheon shall provide Zogenix with reasonable assistance and documentation necessary to keep the MA in effect and necessary to respond to inquiries and requests from the FDA and other relevant Regulatory or Government Authorities in addition to such Technology Transfer as agreed between the Parties in writing. Zogenix shall reimburse Patheon for such support services (including Technology Transfer) as set out in Schedule B or Schedule F as applicable;

(f)
Product Quality Review. Patheon shall provide data to enable Zogenix to perform trending and critical analysis for the Product during each Year of the Agreement (a “Product Quality Review”). The data relating to the Product to be provided by Patheon will be sufficient to

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allow Zogenix to fulfil its annual reporting obligations to the FDA and other Regulatory or Government Authorities and will include but not be limited to:

(i)	Materials

(ii)	Critical in process control and finished product testing results

(iii)	Deviations and out of specifications

(iv)	Changes to Materials or the Product

(v)	Stability studies

(vi)	Complaints relating to the Product

(vii)	Corrective and preventive actions

(viii)	Qualification and validation of equipment and processes used in the manufacture of the Product

(ix)	Quality Agreement

hereinafter collectively the “PQR Data”.

The cost of providing the PQR Data shall be included in the Service Fee. In the event that Zogenix requests that Patheon provides data over and above the PQR Data or that Patheon perform trending and critical analysis on the PQR Data, then Zogenix shall reimburse Patheon for such services as set out in Schedule B;

(g)
Audit Support. Patheon shall provide, at no additional cost to Zogenix, support for [***] per annum by Zogenix of Patheon’s quality and compliance systems at the Facility in accordance with the provisions set out in the Quality Agreement. In the event that Zogenix requests that Patheon provide support for more than [***] per annum at the Facility and such additional audits are not required to address legitimate quality concerns and the Parties have not mutually agreed otherwise, Zogenix shall reimburse Patheon as set out in Schedule B. For the avoidance of doubt, audits by third Parties of the Facility that are requested by Zogenix shall be considered a Zogenix audit for the purposes of this Section. For the further avoidance of doubt, inspections by Regulatory or Governmental Authorities or due diligence visits by prospective licensees of the Product shall not be considered a quality audit for the purposes of this Section;

(h)
Artwork Generation and Updates. Patheon shall coordinate the generation, approval and updates of artwork for printed packaging within Patheon’s internal systems. For the avoidance of doubt, the generation of original artwork is the responsibility of Zogenix, with Patheon responsible for manipulating this artwork so that it complies with its internal processing requirements. Zogenix shall reimburse Patheon for artwork generation and updates as set out in Schedule B;

(i)
Additional Sampling. Patheon shall take additional samples of Product or Materials upon request by Zogenix or as required for Technology Transfer. For the avoidance of doubt, samples taken routinely for Materials release testing, in process control, finished Product testing, retention samples held by Patheon as necessary to fulfil regulatory requirements or stability testing shall not be considered additional samples. Zogenix shall reimburse Patheon for any additional sampling as set out in Schedule B or Technology Transfer as detailed in Schedule F as appropriate;

(j)
Batch Record and Specification Update. Patheon shall generate and update Batch manufacturing records, Batch packaging records, Material testing specifications and Product testing specifications as reasonably required. If updates to existing Batch     manufacturing records, Batch packaging records, Material testing specifications and Product testing specifications are initiated by Zogenix, then Zogenix shall reimburse Patheon as set out in Schedule B;

(k)
Additional Testing. Patheon shall perform additional testing on Materials or Product at the request of Zogenix. For the avoidance of doubt, any testing over and above the standard in process or release testing for Materials or Product set out in the Specifications shall be considered additional testing. Zogenix shall reimburse Patheon for such additional testing as set out in Schedule B or those samples required for Technology Transfer as set out in Schedule F.

(l)
Equipment Maintenance and Repair. Patheon shall be responsible for maintenance and repair of the Equipment in accordance with Schedule D attached hereto and Patheon SOPs and for the costs set out therein.

(m)
Process Optimisation and Project Activities. Patheon shall, where possible, recommend and, at the request of Zogenix, perform process optimisation, efficiency and project activities relating to the Product. Zogenix shall reimburse Patheon for such optimisation and project activities as set out in Schedule B.

(n)
Additional Access. In addition to the access described in paragraph (g) above, Patheon shall allow reasonable access to third Parties (by way of illustration and not limitation, insurance agents or agents of Zogenix’ financiers) to the Facility as reasonably requested by Zogenix. However, it is understood and agreed that any such third Parties must adhere and conform to all and any Patheon health, safety or quality requirements whilst at the Facility. Patheon reserves the right to either refuse entry to or remove from the Facility any individual breaching such requirements.

(p)
Technology Transfer. Patheon agrees that Zogenix, [***]. Subject to (a) the Parties concluding a confidentiality agreement with any third party involved in the process that contains terms at least as restrictive as the confidentiality provisions between the Parties or a confidentiality agreement previously agreed by the Parties, all proposed Parties to the confidentiality agreement acting reasonably to agree the same; (b) Zogenix (i) [***] and (ii) [***]; (c) access to any Patheon confidential information or the Facility that is not necessary in order to perform the Technology Transfer is restricted, (d) Patheon being able to provide an escort for access to the Facility that is not solely undertaking Manufacturing and Support Services on behalf of Zogenix, Patheon agrees to provide such assistance as is reasonably necessary to Zogenix in performing such Technology Transfer as has been agreed in writing by the Parties in

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a separate scope of work based on the rates set out in Schedule F.

(q)
Facility Shutdown. Patheon will provide, upon at least [***] prior notice by Zogenix, access to the Facility in order to perform all activities required by Zogenix for removal of Zogenix’s Equipment. Patheon will provide to Zogenix all reasonably necessary assistance in the removal and transportation of such Equipment from the Facility. Zogenix will reimburse Patheon for all reasonable expenses incurred during the removal of the Equipment at the rates specified in Schedule F.

2.2    Standard of Performance.
Patheon represents and undertakes to Zogenix that it shall perform the Manufacturing and Support Services in accordance with the MA, cGMPs (where relevant), any other applicable legal requirements and in accordance with any instructions given by Zogenix, Regulatory or Government Authorities in connection with the Manufacturing and Support Services. In addition, and without prejudice to anything else in this Agreement, Patheon represents and undertakes to Zogenix that it shall perform the Manufacturing and Support Services in accordance with reasonable skill, care and judgment; hereinafter collectively the “Manufacturing Requirements”.

The Parties acknowledge that they have gained significant experience and a production history that allows the Parties to agree on those production parameters that represent a reasonable expectation of the performance under this Agreement set out in Schedule A (“Performance Parameters”). The Parties agree to use Commercially Reasonable Efforts to attain the Performance Parameters and Continuity of Supply. If either Party becomes aware of a failure to meet such Performance Parameters or circumstances that are likely to adversely affect such Performance Parameter, they will notify the other Party as soon as practical. Following a notification regarding concerns pertaining to meeting the Performance Parameters the Parties will meet to resolve the concerns.

ARTICLE 3
ZOGENIX'S OBLIGATIONS

3.1    Payment.
Pursuant to the terms of this Agreement, Zogenix shall pay Patheon for the provision of the Manufacturing and Support Services according to the fees specified in Schedules A and B hereto.

3.2    Materials.

(a)
Zogenix shall be responsible for implementing Vendor Supply Agreements, ordering, receiving, making payment for and storing Materials as set in Schedule C. Furthermore, Zogenix shall be obliged to provide said Materials at the times and in the quantities required in order to allow Patheon to fulfil its obligations hereunder.

(b)
If Zogenix is unable to supply the Materials described in paragraph (a) and: (i) such inability to supply is not due to an event of force majeure as defined in Section 12.6; and (ii) as a result, Patheon is unable to supply Firm Orders, it will be considered that Zogenix has cancelled these Firm Orders and the relevant provisions of Section 5.2(b) shall apply.

3.3    Import and Export Matters.
Zogenix shall, at its own expense, prepare, obtain and maintain all necessary import and export documentations and permits relating to the Product.

3.4    Specifications.
Zogenix is the design authority and will set all Specifications. Specifications have been mutually agreed and included in the Quality Agreement. Patheon is responsible for reviewing and providing input to any changes in Specifications. Any changes to agreed Specifications must be made under the change control systems of both companies. For the avoidance of doubt, Zogenix has the ultimate responsibility and liability for the compliance and applicability of all Specifications.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 4
SERVICE AND SUPPORT FEES, TIERED PRICING

4.1    Fees for Manufacturing and Support Services.
The Support Fees listed in Schedule B are intended by the Parties to be fixed for the Term of this Agreement, subject to the amendments provided for in this Article 4. The Service Fees listed in Schedule A are based on the Performance Parameters stated in Schedule A. Service Fees shall be subject to the amendments to such fees provided for in this Article 4.

4.2    Adjustments to Year's Pricing.
During any period following the first anniversary of the Effective Date, the Service Fee and Support Fees shall be subject to adjustment in accordance with the following:

(a)
Material Costs. If at any time market conditions result in Patheon's cost of Materials increasing or decreasing more than [***], then Patheon or Zogenix shall be entitled to an adjustment to the Service Fee in respect of any affected Product to compensate it for such change in the cost of Materials. To the extent that Service Fees have been previously adjusted pursuant to this Section 4.2(a) to reflect an increase in the cost of one or more Materials, the adjustments provided for above shall operate based on [***]. Such adjustment to the Service Fee shall be effective as of the first day of the following Year.

(b)
Support Fees, Conversion Fees and Rental Fees. On each yearly anniversary of the Effective Date, Patheon shall be entitled to an adjustment to the Support Fees, the Conversion Fee component of the Service Fees and the rental fees (referred to in Section 5.5. below) to compensate it for Inflationary increases in Patheon’s costs based on the increases in the United Kingdom Retail Price Index (All Items), published by the National Institute for Statistics in respect of the immediately prior Year (as published at: www.statistics.gov.uk). Such adjustment shall be effective as of the first day of the next following Year.

(c)
The Parties may at any time propose initiatives to reduce cost. If such initiative is agreed to by both Parties, then the benefits of any such initiative will be applied first to enable the Parties to recover any investment made to facilitate it, if any, and then shared between the Parties in such proportions of the respective investments.

In connection with a Service Fee, Support Fee or rental fee adjustment pursuant to this Section 4.2, Schedule A and/or Schedule B shall be revised to reflect the updated cost of Materials and/or Conversion Fee and Service Fee and/or Support Fee and/or rental fee. At the request of Zogenix, Patheon shall provide documentation sufficient to demonstrate that such a fee adjustment is justified.

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4.3    Adjustments Due to Technical Changes.
Amendments to the Manufacturing Requirements requested by Zogenix will only be implemented following a technical and cost review by both Parties and are subject to Zogenix and Patheon reaching agreement as to:

(a)	Revisions, if any, to the fees specified in Schedules A or B necessitated by any such amendment if such fees are not the result, directly or indirectly, of Shutdown Activities;

(b)
The payment by Zogenix of any capital or other one-off costs incurred by Patheon that are necessitated by any such amendment if such fees are not the result, directly or indirectly, of Shutdown Activities;

(c)
Reimbursement by Zogenix to Patheon for any Materials or Product that becomes obsolete as a result of any such amendment if such obsolescence is not solely as the direct result of Shutdown Activities. For the avoidance of doubt, this shall include any open purchase orders for Materials that can not be cancelled by Patheon, penalties incurred by Patheon in cancelling purchase orders for Materials and work in progress for the Product.

If the Parties agree to a fee revision, one-off payment or reimbursement for obsolete Materials and Product as set out in (a), (b) or (c) above, the change in the Specifications or the Quality Agreement shall be implemented.

The above provisions shall also apply if a change in the Manufacturing Requirements becomes necessary in order to allow Patheon to guarantee the performance of the activities in accordance with the cGMPs or to comply with new provisions of applicable laws or orders of relevant regulatory or governmental authorities, or the MA if such fees are not the result, directly or indirectly, of Shutdown Activities.

4.4    Multiple Packaging Formats.
If Zogenix requires Patheon to pack Product in a different format to that listed in the then current Schedule A, Patheon shall assess the cost of producing the new pack format, taking into account factors including but not limited to pack size, packaging design, artwork design, cost of Materials, packing run size, then present Zogenix with a quotation on the Service Fee for the new pack format. If Zogenix agrees to the Service Fee quotation for the new pack format, Schedule A shall be updated to include the quoted Service Fee for the new pack format.

4.5    Taxes.
The Service Fees and Support Fees do not include sales, use, consumption or excise taxes of any taxing authority. The amount of such taxes, if any, will be added to the Service Fees and Support Fees in effect at the time of delivery and shall be reflected in the invoices submitted to Zogenix pursuant to this Agreement.

4.6    Tiered Pricing.
The Service Fee for the Product will vary depending on the quantity of Product ordered by Zogenix for delivery in a Year, as set out in Schedule A.

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ARTICLE 5
ORDERS, DELIVERY, INVOICING, PAYMENT, PRODUCT DEFICIENCIES

5.1    Market Outlook.
Zogenix acknowledges that for optimal production planning, Patheon requires an understanding of Zogenix’ strategic vision for the Products in the market and agrees, to the extent that such information (including, if any, Zogenix’ five-year market outlook studies) exists, to share such information with Patheon.

5.2    Orders and Forecasts.
Zogenix shall provide Patheon with the following:-

(a)
Following the Execution Date, a written non-binding forecast for [***] shall be included with, and extend, the forecasts of the First MSA and continue through [***], broken down by month for [***], of the volume for each Product that Zogenix then anticipates will be required to be produced and delivered to Zogenix during [***]. Such non-binding forecast will be updated by Zogenix [***] on a rolling basis.

(b)
Zogenix shall, on or before the fifteenth (15th) day of each calendar month, provide Firm Orders to Patheon for the Products to be produced and delivered to Zogenix for a period of not less than [***] from the first day of the calendar month immediately following the month that the Firm Order is submitted. Such Firm Orders submitted to Patheon shall specify the Zogenix purchase order number, order quantities by Product type, delivery date and any other elements necessary to ensure the timely production and delivery of the Products. The quantities of Products ordered via Firm Orders shall be binding on Zogenix and shall not be subject to reduction. Zogenix may request the cancellation of a Firm Order, but the acceptance of such cancellation shall be at the sole discretion of Patheon.

In the event that Firm Orders are cancelled by Zogenix and such cancellation is accepted by Patheon, then Patheon shall be entitled to charge Zogenix an amount equivalent to the unabsorbed fixed costs associated with the reduction in expected Firm Orders provided that Patheon uses Commercially Reasonable Efforts to mitigate such costs. For the purposes of this paragraph 5.2(b), it will be considered that Patheon’s fixed costs are equal to [***] of the Service Fee that would have been payable had the cancelled Firm Order been fulfilled. Patheon will not be obliged to accept any Firm Order if to do so, whether by itself or when added to other Firm Orders, either exceeds the then current Capacity restraints or requires a change in the Shift Pattern.

(c)
In the event Zogenix requires Manufacturing and Support Services for which a Support Fee is due as contemplated in Section 2.1 above, then, save in relation to the costs of manual inspection, Patheon shall provide Zogenix with a quotation which shall be agreed prior to such Manufacturing and Support Services being undertaken by Patheon and Zogenix shall provide Patheon with a purchase order for the same.

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For the costs of manual inspection, the Manufacturing and Support Services stated in Schedule B shall apply.

5.3    Reliance by Patheon.

(a)
Materials. For Materials where Patheon is responsible for purchase order placement, as set out in Schedule C, Zogenix understands and acknowledges that Patheon will rely on the Firm Orders submitted pursuant to Section 5.2(b) in ordering the Materials required to meet such Firm Orders. Patheon understands that Zogenix may with Patheon’s prior approval request an increase to a Firm Order and as such agrees to maintain inventory sufficient to meet such potential changes. In addition, Zogenix understands that to ensure an orderly supply of Materials, to achieve economies of scale in the costs, or due to minimum and incremental order quantities imposed by suppliers, Zogenix may agree for Patheon to purchase Materials in sufficient volumes to meet the production demand for Products in excess of the requirements to fulfil Firm Orders. Accordingly, Zogenix may authorise Patheon from time to time to purchase Materials to satisfy such requirements. If Materials ordered by Patheon pursuant to Firm Orders or this Section 5.3 are not included in finished Products purchased by Zogenix within [***] after the forecasted month in respect of which such purchases have been made (or such longer period as the Parties may agree), Zogenix shall pay to Patheon its costs thereof and, in the event such will receive credit for any costs of such Materials previously paid to Patheon by Zogenix.

(b)	Staffing Levels.

(i)
The Parties are agreed that based on the Performance Parameters stated in Schedule A, Patheon will need to operate Shift Pattern A to manufacture up to [***] per any [***] and the annual capacity in Schedule A and Shift Pattern B to manufacture up to [***] per any [***] on the basis that the volume of Units ordered is reasonably even throughout the [***]. When the forecast demand for the Product provided pursuant to paragraph 5.2(a) or (b) reaches a level in excess of [***] for any [***] and current Capacity restraints are exceeded, it may be necessary for Patheon to recruit and train additional staff in order to increase manufacturing Capacity for the Product or to maintain Continuity of Supply, and in such instance Zogenix shall reimburse Patheon, in addition to the Service Fees and Support Fees, for all [***]. In the event Zogenix does not agree to reimburse any such direct costs, Patheon shall have no obligation to recruit and train additional staff in order to increase manufacturing Capacity for the Product or to maintain Continuity of Supply. In the event that, at the end of this [***] period the Product forecast has changed to the extent that the additional staff are not required to meet Product demand, then the Parties shall discuss whether to: (a) maintain the additional staff until Product demand increases to the point where such staff are necessary; or (b) whether to [***]. Where it is decided to maintain the additional staff, Zogenix shall continue to reimburse Patheon for all [***]. For the avoidance of doubt, Zogenix shall not be liable for the cost of staff recruited and trained to maintain the then current Shift Pattern.

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(ii)
Where Capacity is lower than expected: Where the Capacity is lower than stated in Schedule A due to a reduction in the performance of the Equipment evidenced by the data produced during routine monitoring of the operation, [***].

5.4    Order Size.

Zogenix shall place Firm Orders for the Products in whole multiples of the Standard Batch Size. Zogenix acknowledges that to achieve the levels of Capacity set out in Schedule A, it will be necessary to manufacture Batches of Product in campaigns and wherever possible, Zogenix will place Firm Orders with delivery dates that enable Patheon to manufacture Product in accordance with the Minimum Campaign Size set out in Schedule A. Patheon, may be required to accept orders for Products below the Minimum Campaign Size.

5.5    Rental of Manufacturing Space.

The Parties hereby agree that Zogenix shall pay to Patheon a rental cost for the area of the Facility required for Manufacturing payable each calendar month in accordance with Section 5.9. The rental fee as at the Effective Date shall be the sum of GBP [***] adjusted to reflect any increase in the United Kingdom Retail Price Index (All Items) published by the National Institute for Statistics (as published at: www.statistics.gov.uk) in respect of the period from 1st November 2011 to 30 October 2013.

5.6	Delivery.

(b)
INCOTERMS. Delivery of Products or Materials shall be made EXW the Facility unless otherwise mutually agreed. Such title as Patheon has in Products or Materials and risk of loss or of damage to Products or Materials shall remain with Patheon until Products or Materials are loaded onto the carrier’s vehicle by Patheon for shipment at the Facility at which time title and risk of loss or damage shall transfer to Zogenix. Patheon shall, in accordance with Zogenix' instructions and as agent for Zogenix, use / hire the Zogenix-selected freight carrier to ship Products or Materials.

(c)
Volume Variance. Patheon shall make Commercially Reasonable Efforts to ensure that the quantity of Products delivered by Patheon against a Firm Order is [***]% of the quantity indicated on the Firm Order. Patheon will notify Zogenix, in writing or by e-mail, of potential variances that exceed [***]%. The Parties will work together to determine how to handle any variance outside of the [***]%.

In addition, Patheon shall use Commercially Reasonable Efforts to provide that, at the date of final release by Patheon, Product supplied to Zogenix shall have a minimum residual shelf life of not less than [***] less than the shelf life of the Product.

(c)
Timing. Patheon will use Commercially Reasonable Efforts and industry standards to provide the facilities, staff and expertise necessary to manufacture and supply Products as set forth in a Firm Order and in accordance with the terms of this

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Agreement. Patheon shall use Commercially Reasonable Efforts to ship all Product by the date and in the quantities specified in the applicable Firm Order. Patheon will notify Zogenix, in writing or by e-mail, of potential delivery delays as soon as is reasonably possible.

5.7    Invoices and Payment for Service Fees.
Patheon shall ensure that each invoice is complete, accurate and conforms to the requirements of this Agreement (including carrying out detailed checks of each invoice before sending the invoice to Zogenix and any checks required by regulatory or government authorities). Patheon will maintain complete and accurate records of, and supporting documentation for, the amounts invoiced to and payments made by Zogenix hereunder in accordance with generally accepted accounting principles applied on a consistent basis. At Zogenix’ request Patheon will provide Zogenix such other documentation and information with respect to an invoice as is reasonably requested by Zogenix to verify the accuracy of the invoice and its compliance with this Agreement.

Patheon shall invoice Zogenix the Service Fee for the Product upon the satisfactory completion of Batch review by Patheon’s quality assurance department. Each such invoice shall, to the extent applicable, identify Zogenix purchase order number, Product numbers, names and quantities, the Service Fee per Finished Pack and the total amount to be remitted by the Zogenix. Invoices submitted to Zogenix shall be addressed “Attention: Accounts Payable” and sent by e-mail to [***] and/or by post or courier to P.O. Box 910687, San Diego, CA 92191, USA. Payment of all such invoices shall be made by Zogenix within [***] from the date of invoice.

5.8    Invoices and Payment for Support Fees.
Unless otherwise specified in Schedule B, Patheon shall invoice Support Fees to Zogenix upon completion of the activity that such Support Fees relate to. Each such invoice shall, to the extent applicable, identify Zogenix purchase order number, a description of the activity for which the Support Fee is payable, and the total amount to be remitted by the Zogenix. Invoices submitted to Zogenix shall be addressed “Attention: Accounts Payable” and sent by e-mail to [***] and/or by post or courier to P.O. Box 910687, San Diego, CA 92191, USA. Payment of all such invoices shall be made by Zogenix within [***] from the date of invoice.

5.9    Invoices and Payment for Rental of Manufacturing Space.

For each month that the rental fee is payable by Zogenix pursuant to Section 5.5, Patheon shall invoice Zogenix in advance for the upcoming month and each such invoice shall be payable within [***] by Zogenix. Each such invoice shall, to the extent applicable, identify Zogenix purchase order number, state the month that the rental fee covers and the total amount to be remitted by the Zogenix. Invoices submitted to Zogenix shall be addressed “Attention: Accounts Payable” and sent by e-mail to [***] and by post or courier to P.O. Box 910687, San Diego, CA 92191, USA.

5.10    Product Deficiencies.

(a)Inspection. Zogenix shall inspect the Products manufactured by Patheon upon receipt thereof and, within [***], shall give Patheon written notice (addressed specifically to Director of Quality with copy to General Manager stating the same to be a “Deficiency Notice pursuant to

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Section 5.10 of the MSA”) (a “Deficiency Notice”) of all claims for Products that have not been manufactured according to the Manufacturing Requirements. Should Zogenix fail to provide Patheon with written notice of its acceptance or rejection within [***] of receipt of a delivery of Products using Schedule G, if applicable, then the delivery shall be deemed to have been accepted by Zogenix on the [***] after delivery. Except as set out in Section 6.2 or for other deficiencies which could not have been reasonably discovered by means available to Zogenix at the time of acceptance, Patheon shall have no liability for any Product that does not meet the Manufacturing Requirements if Patheon has not received notice within such [***] period.

(b)    Determination of Deficiency. Upon receipt of a Deficiency Notice, Patheon shall have [***] to advise Zogenix by notice in writing that it disagrees with the contents of such Deficiency Notice. If Zogenix and Patheon fail to agree within [***] after Patheon's notice to Zogenix as to whether any Products identified in the Deficiency Notice deviate from the Manufacturing Requirements, then the Parties shall mutually select an independent third party to evaluate if the Products deviate from the Manufacturing Requirements. Such evaluation shall be binding on the Parties, and if such evaluation certifies that any Products deviate from the Manufacturing Requirements due to Patheon’s acts or omissions constituting a material breach of this Agreement, or Patheon does not disagree with the Deficiency Notice, Zogenix may reject those Products in the manner contemplated by Section 5.10(c) or 5.10 (d) and Patheon shall be responsible for the payment for the work performed by the independent third party. In addition, at Zogenix’ request, Patheon shall manufacture a replacement batch of Product at no additional cost to Zogenix and will be liable to Zogenix in amounts not to exceed the limits in Section 9.2(a). If such evaluation does not so certify in respect of any such Products, then Zogenix shall be deemed to have accepted delivery of such Products on the fortieth day after delivery and Zogenix shall be responsible for payment for the services provided by the independent third party. For any Product rejected by Zogenix, whether the rejection is accepted by Patheon or is found not to conform by the independent third party due to Patheon’s acts or omissions constituting a material breach of this Agreement, Patheon shall be responsible for all reasonable direct costs relating to return or destruction of the rejected Product subject to the limitations set out herein.

(d)    Product rejection during manufacturing. In the event that deficiencies are identified during the manufacturing process and prior to approval, the Parties agree that: (i) where the deficiency is due to Patheon’s breach of its obligations hereunder then Patheon shall reimburse Zogenix for any Materials lost subject to the limitations set out in this Agreement; or (ii) where such deficiency is not due to Patheon’s breach of any of its obligations hereunder then Zogenix shall pay Patheon the applicable Service Fee less any unused Materials. For the avoidance of doubt, no Service Fee will be chargeable if the rejection occurs at a point where Patheon can recommence the manufacture of the batch of Product without any appreciable loss of Capacity.

(e)    Product rejection after receipt by Zogenix. Subject to the provisions of Sections 5.10(a) and 9.2(b), Zogenix has the right to reject and, return, at the expense of Patheon, such expense to be reasonable and approved in writing in advance by Patheon, any portion of any shipment of Products that deviates from the Manufacturing Requirements, without invalidating any remainder of such shipment, to the extent that such deviation arises from Patheon's negligent or intentional failure to provide the Manufacturing and Support Services in accordance with the Manufacturing Requirements.

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ARTICLE 6
CO-OPERATION

6.1    Joint Steering Committee.
The Parties shall establish a steering committee, with an equal number of representatives from each of Patheon and Zogenix (the “Steering Committee”). Both Parties will ensure that their representatives attend regular meetings of the committee and report matters relevant to the performance of this Agreement. The meetings will be chaired by a representative of the Parties; until the end of the first complete calendar year the chairperson will be nominated by Zogenix, the chairperson for the following calendar year will be nominated by Patheon and the chair will continue to alternate in this way on a calendar-annual basis. Minutes of the committee’s meetings, to be signed by both Parties, will be circulated to both Parties.

The steering committee will perform the following functions:-

(a)	considering revisions to the Specification and the impact of those revisions upon yields, Capacity, costs and other terms of this Agreement;

(b)	reviewing service levels and the performance of both Parties;

(c)
At least [***] prior to the initiation of Manufacturing and Support Services under this Agreement, conducting a detailed risk analysis of the operation required by this Agreement, agreeing actions to be taken as a result of that analysis and monitoring the implementation of those actions and reviewing the terms of this Agreement;

(d)	Capacity and contingency planning, investing in increasing Capacity and revisions to the Capacity;

(e)	reviewing Schedule F and other Schedules of this Agreement where relevant;

(f)	Reviewing the current performance against the Performance Parameters and, if necessary instigate activities to maintain or restore the Performance Parameters;

(g)	Reviewing the recommendations of the relationship manager. Such relationship manager is defined in Section 6.7;

(h)	Providing updates of Shutdown Activities which relate directly to the Manufacturing and Support Services provided by Patheon at the Facility;

and

(i)    such other major functions as the Parties jointly agree to assign to it.

The Steering Committee may issue recommendations (especially in technical and

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pharmaceutical matters) to the Parties but cannot bind either Party to a legal commitment. However, each Party will reasonably co-operate with the other in implementing the findings of the Steering Committee, to the extent that such implementation is necessary to give effect to this Agreement and does not unfairly and materially prejudice the interests of that Party. The relevant decisions are to be taken by the Party concerned and shall only be deemed to bind that Party if confirmed in a written note signed by that Party.

6.2    Product Recalls.
In the event Zogenix believes it may be necessary to conduct a recall, field correction, market withdrawal, stock recovery, or other similar action with respect to Product (a “Recall”), Zogenix shall make all decisions as to such Recall and Patheon shall cooperate with Zogenix in any Recall.
To the extent that a Product recall results from, or arises out of, a failure by Patheon to provide the Manufacturing and Support Services in accordance with the Manufacturing Requirements, such recall shall be made, subject to the limitations as set forth in Section 9.3, at Patheon's sole cost and expense, and Patheon shall use commercially reasonable efforts to replace the recalled Products with new Products within [***] from the date that Zogenix definitively notifies Patheon about the recalled Products, contingent upon the receipt or availability of Materials. In the event that Patheon is unable to replace the recalled Products within this [***] (except where such inability results from a failure to receive the required Materials), then Zogenix may request Patheon to reimburse Zogenix for the price that Zogenix paid to Patheon for manufacturing the affected Products. In all other circumstances, recalls or other corrective actions shall be made at Zogenix’s cost and expense.

6.3    Governmental Agencies.
Each Party may communicate with any governmental agency, including but not limited to governmental agencies responsible for granting MA for the Products, regarding such Products if in the opinion of that Party's counsel, such communication is necessary to comply with the terms of this Agreement or the requirements of any law, governmental order or regulation; provided, however, that unless in the reasonable opinion of its counsel there is a legal prohibition against doing so, such Party shall permit the other Party to accompany and take part in any communications with the agency, and to receive copies of all such communications from the agency, subject to redaction of any trade secrets not disclosable. Patheon shall inform Zogenix of any inspection of its facility by the FDA.

6.4    Records and Accounting by Patheon.
Patheon shall keep financial records as are necessary to comply with regulatory requirements applicable to Patheon. Copies of such records shall be retained for a period of time as required by law.

6.5    Access, Person in Plant.

(a)    Access. Patheon shall provide Zogenix with reasonable access at mutually agreeable times to areas of the Facility involved in the manufacture, storage or control of the Product or Materials, subject to Sections 2.1(g) and (n) and for Technology Transfer as may be agreed between the Parties pursuant to Section 2.1(p).

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(b)    Person in Plant. In addition to the access provided for in Section 6.1(a), Patheon shall permit one Zogenix employee to be permanently located within the Facility during the Term of the Agreement ( the “PIP”). Patheon will provide the PIP with reasonable office space within the Facility and the PIP shall have access to such office space during regular working hours throughout the Term of the Agreement. The PIP shall comply with any and all confidentiality, security, safety, quality or similar guidelines that apply to persons present in the Facility and that are communicated by Patheon. The cost of this provision is included in the rental fee.

(c)    Observation. Subject to the provisions of Section 2.1(p) and agreeing the fees stated herein, Zogenix (or a designated representative) shall have the right, upon reasonable notice to Patheon, to have [***] Zogenix employees or its designees at the Facility to observe Product manufacturing. The Zogenix employees or designees shall comply with the applicable policies of Patheon while at the Facility. The Zogenix employees or its designees shall be subject to satisfactory and documented completion of applicable training procedures prior to gaining access to restricted areas. Where Zogenix employees or designees require or, in Patheon’s reasonable opinion, such employees or designees require (in order to protect Patheon’s legitimate business interests) Patheon staff to accompany them, fees for the same will be agreed in advance by the Parties. Zogenix, its employees or designees shall not have access to the clean room under any circumstances whilst in a classified state.

6.6        Subordination and Waiver Agreement.
Patheon will agree to execute a Subordination and Waiver Agreement with Zogenix and any lender to Zogenix in a form reasonably agreeable to Patheon with respect to specified Zogenix assets used in the performance of services under this Agreement.

6.7        Relationship Manager.
Each Party has appointed one of its employees to be a relationship manager responsible for liaison between the Parties. Patheon has appointed [***] and Zogenix has appointed [***]. The relationship managers shall meet whenever necessary and appropriate to review the current status of the business relationship and manage any issues that have arisen, including costs. Should either Party replace their relationship manager, it will inform the other Party of such change and replace the relationship manager with a person of similar experience and managerial responsibility within the respective company.

ARTICLE 7
TERM AND TERMINATION

7.1    Term.

This Agreement shall become effective as of the Effective Date and shall continue until 30th April 2015 (the “Term”), unless terminated earlier by one of the Parties as provided herein. Zogenix may terminate this Agreement on [***] prior written notice to Patheon, such notice once received by Patheon shall not be revocable by Zogenix without the prior written consent of Patheon.

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The Parties may mutually agree in writing to renew the Agreement for additional terms prior to the expiration of the Term or the then current term. For the avoidance of doubt, the Parties acknowledge that Patheon, unless otherwise specifically agreed in Section 7.3 below, will have no obligation to provide any Manufacturing and Support Services or undertake any production beyond 30th April 2015.

7.2    Termination for Cause.

(a)    Either Party at its sole option may terminate this Agreement upon written notice in circumstances where the other Party has failed to remedy a material breach of any of its representations, warranties or other obligations under this Agreement within [***] following receipt of a written notice (the “Remediation Period”) of said breach that expressly states that it is a notice under this Section 7.2(a) (a “Breach Notice”). The aggrieved Party's right to terminate this Agreement pursuant to this Section 7.2(a) may only be exercised for a period of [***] following the expiry of the Remediation Period (in circumstances where the breach has not been remedied) and if the termination right is not exercised during this period then the aggrieved Party shall be deemed to have waived the breach of the representation, warranty or obligation described in the Breach Notice.

(b)    Either Party at its sole option may immediately terminate this Agreement upon written notice, but without prior advance notice, to the other Party in the event that:

(i)	the other Party is declared insolvent or bankrupt by a court of competent jurisdiction;

(ii)	a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by such other Party; or

(iii)	this Agreement is assigned by such other Party for the benefit of creditors.

(c)    Patheon may terminate this Agreement on [***] months' prior written notice if the Zogenix assigns pursuant to Section 12.5 any of its rights under this Agreement to an assignee that, in the opinion of Patheon acting reasonably, is:

(i)	[***]; or

(ii)	[***]; or

(iii)	[***].

7.3    Obligations on Termination.
If this Agreement expires or is terminated in whole or in part as per 7.2 or as defined in this Agreement, then (in addition to any other remedies Patheon may have in the event of default by Zogenix):-

(a)	Zogenix shall take delivery of and pay for all undelivered Products that are manufactured

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and/or packaged pursuant to a Firm Order, at the price in effect at the time the Firm Order was placed;

(b)
Zogenix shall purchase, at Patheon's cost, the Inventory applicable to the Products which was purchased, produced or maintained by Patheon in contemplation of filling Firm Orders or in accordance with Section 5.3 prior to notice of termination being given;

(c)
Zogenix shall satisfy the purchase price payable pursuant to Patheon's orders with suppliers of Materials, provided such orders were made by Patheon in reliance on Firm Orders or in accordance with Section 5.3; and

(d)
Zogenix shall remove all its Equipment from the Facility within [***]calendar days of the date of termination failing which Zogenix shall pay to Patheon a fee equivalent to [***]. Moreover, Zogenix shall pay to Patheon removal and Make Good Costs associated with the removal of any of its Equipment from the Facility. For the avoidance of doubt, the Make Good Costs shall be limited to a maximum financial contribution of [***] all as evidenced by appropriate documentation provided by Patheon; and

(e)	Patheon shall return to Zogenix or dispose of all unused Materials (with shipping, disposal and related expenses, if any, to be borne by Zogenix); and

(f)
Where termination of the Agreement is a result of an unremediated breach by Zogenix, Patheon shall cease all Manufacturing and Support Services, except those quality and other activities that must by applicable law be continued; and

(g)
In addition, but only in the event of termination for cause by Patheon during the Term then Zogenix shall immediately pay to Patheon an amount equivalent to the [***]. However, no such Break Fee shall be due in the event that termination by either Party is due to an event of Force Majeure; and

(h)    Patheon will continue to:

(i)
Transfer or make available documentation, and (where possible) information and expertise, to Zogenix which (a) Patheon is obliged to keep pursuant to cGMP and which, pursuant to such cGMP, Zogenix is unable to keep or (b) which Patheon has chosen to keep beyond the Term or (c) as agreed by the Parties in any executed technology transfer proposal;

(ii)	Stability test products pursuant to section 2.1(d) up until [***] even if manufacturing ceases prior to that time; and

(iii)
Subject to the limits of liability stated within this Agreement, fulfil its remaining obligations pursuant to Sections 5.10 and 6.2 save that Patheon shall not be obliged to manufacture replacement Batches but instead shall reimburse Zogenix its reasonable costs in having replacement Batches manufactured;

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Any termination or expiration of this Agreement shall not affect any outstanding obligations or payments due hereunder prior to such termination or expiration, nor shall it prejudice any other remedies that the Parties may have under this Agreement. For greater certainty, termination of this Agreement for any reason shall not affect the obligations and responsibilities of the Parties pursuant to Article 9, all of which survive any termination. In addition thereto and for the avoidance of doubt, in the event that Zogenix reasonably believes that Patheon does not intend to fulfil its obligations hereunder and intends to terminate the Agreement contrary to the provisions herein for no legal or equitable reason then, in the case of such anticipatory breach, the Parties agree that, in addition to the other remedies available herein, Zogenix reserves the right to equitable relief and to apply to the applicable court for an order for such specific performance or such other injunctive relief as may be available in equity in order to prevent irreparable harm being inflicted upon Zogenix and to ensure Patheon’s continued performance hereunder and, furthermore, Patheon shall not unreasonably challenge such application or order obtained thereunder.

ARTICLE 8
REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1    Authority.
Each Party covenants, represents and warrants that it has the full right and authority to enter into this Agreement and that it is not aware of any impediment that would inhibit its ability to perform its obligations hereunder.

8.2    Covenants, Representations and Warranties.
Zogenix covenants, represents and warrants that:

(a)    the Specifications for each of the Product(s) are its property and that Zogenix may lawfully disclose the Specifications to Patheon;

(b)    any Intellectual Property utilised by Patheon in connection with the provision of the Manufacturing and Support Services according to the Specifications

(i)	is Zogenix’ unencumbered property,

(ii)	may be lawfully used as directed by Zogenix, and

(iii)	such use does not infringe and will not infringe any Third Party Rights;

(c)    the provision of the Manufacturing and Support Services by Patheon in respect of any Product pursuant to this Agreement or use or other disposition of any Product by Patheon as may be required to perform its obligations under this Agreement does not and will not infringe any Third Party Rights;

(d)    there are no actions or other legal proceedings, the subject of which is the infringement of Third Party Rights related to any of the Specifications, or any of the Materials, or the sale, use or other disposition of any Product made in accordance with the Specifications;

(e)    the Specifications for all Products conforms to all applicable cGMPs, laws and regulations; and

(f)    the Products, if labelled and manufactured in accordance with the Specifications and in compliance with applicable cGMPs:

(i)    may be lawfully sold and distributed in the Territory,

(ii)    will be fit for the purpose intended, and

(iii)    will be safe for human consumption.

8.3    Permits.

(a)    Zogenix shall be solely responsible for obtaining or maintaining, on a timely basis, any permits or other regulatory approvals in respect of the Products or the Specifications, including, without limitation, all marketing and post-marketing approvals.

(b)    Patheon shall maintain all licenses, permits, and approvals required by all applicable governmental entities and under all applicable Laws for its manufacturing facilities and the performance of its obligations hereunder.

8.4    Compliance with Laws.
Each Party, in connection with its performance under this Agreement, shall comply with all applicable laws, rules, regulations and orders.

8.5    Patheon Representations, Covenants and Limited Warranty.
Patheon covenants, represents and warrants that:

(a)	all Products manufactured, packaged and tested by it hereinafter shall comply with cGMPs, Manufacturing Requirements, the MA and Specifications; and

(b)	all Products delivered by it to Zogenix shall not be “adulterated” as that term is defined in the FDC Act and other applicable laws; and

(c)
Patheon shall be responsible for obtaining and shall obtain all necessary environmental or other licenses, certificates, approvals or permits required under applicable law and any private permissions, whether original documents or modifications to existing documents, which are necessary to manufacture the Product at the Facility and shall provide copies thereof to Zogenix upon request by Zogenix. Patheon shall provide Zogenix with immediate verbal notice, confirmed in writing within twenty-four (24) hours, in the event of revocation or modifications of any license, certificate, approval or permit, or in regard to any other event or regulatory action or involvement, such as an order or notice, which in any way impacts upon Patheon’s ability to manufacture and deliver the Product or use of the Facility.

(d)
as of the date hereof: (i) Patheon is, and during the Term of this Agreement Patheon shall continue to be, in full compliance with applicable law; and (ii) Patheon holds all licenses, permits, registrations and similar governmental authorizations necessary or required for Patheon to conduct its operations and business and is in compliance with all such licenses, permits, registrations and authorizations; and

(e)
No receiver, administrative receiver or administrator has been appointed nor any notice given, petition presented or order made for the appointment of any such person over the whole or any part of the assets or undertaking of Patheon; and

(f)	No petition has been presented, no order has been made and no resolution has been passed for the winding up of Patheon or for the appointment of a liquidator or provisional liquidator of Patheon; and

(g)	No voluntary arrangement has been proposed or is in force under the Insolvency Act 1986 Section 1 in respect of Patheon; and

(h)	No unsatisfied judgment is outstanding against Patheon and no demand has been served on the Company under the Insolvency Act 1986 Section 123(1)(a); and

(i)	There are not pending or in existence any investigations or inquiries by or on behalf of any governmental or other body in respect of the affairs of Patheon; and

(j)	None of the activities or contracts or rights of Patheon is ultra vires, unauthorised, invalid or unenforceable or in breach of any contract or covenant; and

(k)	Patheon is empowered and duly qualified to carry on business in all jurisdictions in which it now carries on business and is duly authorised to enter into this Agreement; and

(l)
it is the exclusive legal and beneficial owner or legitimate licensee of all rights, title and interest in any intellectual property it may use in order to fulfil its obligations hereunder and there are no liens, encumbrances or other charges over any of them; and

(m)
in the event that Patheon wishes to enter into any competitive arrangements during the Term hereof Patheon undertakes that, prior to the commencement of such activities, the relevant third party shall perform a full and reasonable investigation into any potential conflicts relating to the prior art of Zogenix and provide Patheon with evidence of the same. In the event that there is evidence of a conflict then Patheon agrees not to enter into a manufacturing agreement with such third party.

PATHEON MAKES NO OTHER WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, BY FACT OR LAW, OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT. PATHEON MAKES NO WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR WARRANTY OF MERCHANTABILITY.

ARTICLE 9
REMEDIES AND INDEMNITIES

9.1    Consequential Damages.
Under no circumstances whatsoever shall either Party be liable to the other in contract, tort, negligence, breach of statutory duty or otherwise for any (direct or indirect) loss of profits, of production, of anticipated savings, of business or goodwill or for any liability, damage, costs or expense of any kind incurred by the other Party of an indirect or consequential nature.

9.2    Limitation of Liability.

(a)    Materials. Patheon shall not be responsible for any loss or damage to the Materials paid for by Zogenix, as set out in Schedule C, except for any loss or damage resulting from Patheon’s negligence in handling or storage of the Materials or any act or omission by Patheon in the manufacture of the Product not in compliance with cGMPs or the Manufacturing Requirements. Patheon shall reimburse Zogenix for the cost of such Materials used in any Batch not found to meet Specifications after manufacture pursuant to resolution under Section 5.10(b) and 5.10(d), or where it agrees that its acts or omission in the manufacture caused the failure of the Product not to conform, or any lost or damaged Materials resulting from Patheon’s negligence in handling or storage of the Materials, up to an amount not to exceed [***] per occurrence up to a maximum of [***] in aggregate in full and final settlement of all and any claims relating thereto in any given Year of the Agreement. Such limitation is not to be cumulative over the Term of the Agreement.

However, notwithstanding the aforementioned, if Patheon loses or damages Zogenix Materials whilst such Materials are being stored (either in their raw form or in finished Product form) then, provided such loss is recoverable under Patheon’s insurance policy and not subject to any “all risks” exclusions, and, more specifically, such Materials were not lost or damaged due to an error or errors in processing or manufacturing of Zogenix’ Product or Materials while being worked upon (such losses being specifically limited in the above paragraph and not applicable, howsoever caused, herein unless loss or damage from a peril insured herein ensues and then this policy shall cover for such ensuing loss or damage) then Patheon shall reimburse Zogenix for the loss of such Materials up to the amount recoverable from its insurer provided, however, that Zogenix agrees and understands that Patheon shall only insure Zogenix Materials up to the values recommended and provided to Patheon by Zogenix. For the avoidance of doubt, in the event any such losses are unrecoverable due to the under-estimation of such values, then Patheon shall not be liable for such unrecoverable losses. Any payment made hereunder shall further be subject to any deductible amounts applied by the insurer. For the avoidance of doubt the coverage rate for property is [***] of Materials. For the Term of the Agreement Zogenix have stated that, at any given time, there will be no more than [***] of Product and Materials stored at Patheon’s Facility (the insurance premium, payable by Zogenix, is [***]). This limit shall be reviewed and agreed each year of the Agreement by the Parties and confirmed in writing separately.

(b)    Products. Except in circumstances where Patheon has failed to provide the Manufacturing and Support Services in accordance with the Manufacturing Requirements, or except as provided in Sections 9.3 or 9.2, Patheon

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shall not be liable nor have any responsibility for any deficiencies in, or other liabilities associated with, any Product manufactured by it, including, without limitation, any deficiencies with respect to the Specifications, the safety, efficacy or marketability of the Products or any distribution thereof.

(c)    Nothing in this Agreement is intended to limit either Party's liability for claims for losses relating to death or bodily injury or resulting from the fraudulent misrepresentation of a Party.

9.3    Patheon.
Subject to Sections 9.1 and 9.2, Patheon agrees to defend, indemnify and hold Zogenix, its officers, employees and agents harmless against any and all losses, damages, costs, claims, demands, judgments and liability to, from and in favour of third Parties (“Claim(s)”) resulting from, or relating to any Claim for damages or losses or property damage to the extent that such loss, injury or damage is the result of a failure by Patheon to provide the Manufacturing and Support Services in accordance with the Manufacturing Requirements or in breach of the warranties made herein. Such indemnity shall be limited to an amount not to exceed [***]. For avoidance of doubt, the limits on Patheon’s liability shall not be cumulative over the Term of the Agreement.

In the event of a Claim, Zogenix shall:

(a)	promptly notify Patheon of any such claim;

(b)	use commercially reasonable efforts to mitigate the effects of such claim;

(c)	reasonably cooperate with Patheon in the defence of such claim;

(d)	permit Patheon to control the defence and settlement of such claim, all at Patheon's cost and expense.

9.4    Zogenix.
Subject to Sections 9.1 and 9.2, Zogenix agrees to defend, indemnify and hold Patheon, its officers, employees and agents harmless against any and all losses, damages, costs, claims, demands, judgments and liability to, from and in favour of third Parties resulting from, or relating to any claim of infringement or alleged infringement of any Third Party Rights in respect of the Products, and any claim of bodily injury or property damage to the extent that such injury or damage is the result of a breach of this Agreement by Zogenix, including, without limitation, any representation or warranty contained herein, except to the extent that any such losses, damages, costs, claims, demands, judgments and liability are due to the negligence or wrongful act(s) of Patheon, its officers, employees or agents.

In the event of a claim, Patheon shall:

(a)	promptly notify Zogenix of any such claims;

(b)	use commercially reasonable efforts to mitigate the effects of such claim;

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(c)	reasonably cooperate with Zogenix in the defence of such claim;

(d)	permit Zogenix to control the defence and settlement of such claim, all at Zogenix’ cost and expense.

ARTICLE 10
CONFIDENTIALITY

10.1    Confidentiality.
The Parties agree that they are governed by the provisions of the Confidentiality Agreement, which agreement remains in effect in accordance with its terms.

10.2    Confidential Information
Except as expressly provided, the Parties agree that, for the Term and [***] thereafter, the receiving Party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing Party hereto pursuant to this Agreement.

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ARTICLE 11
DISPUTE RESOLUTION

11.1    Commercial Disputes.
In the event of any dispute arising out of or in connection with this Agreement (other than a dispute determined in accordance with Section 5.10(b) or a Technical Dispute), the Parties shall first try to solve it amicably. In this regard, any Party may send a notice of dispute to the other, and each Party shall appoint, within ten (10) Business Days from receipt of such notice of dispute, a single representative having full power and authority to solve the dispute. The representatives so designated shall meet as necessary in order to solve such dispute. If these representatives fail to solve the matter within one month from their appointment, or if a Party fails to appoint a representative within the ten (10) Business Days period set forth above, such dispute shall immediately be referred to the Chief Operating Officer or Executive Vice President, Operations (or such other officer as they may designate) of Patheon and the President and Chief Executive Officer of Zogenix who will meet and discuss as necessary in order to try to solve the dispute amicably. Should the Parties fail to reach a resolution under this Section 11.1, their dispute will be settled in accordance with Section 12.14.

11.2    Technical Dispute Resolution.
In the event of a dispute (other than disputes in relation to the matters set out in Sections 5.10(b) and 11.1) between the Parties that is exclusively related to technical aspects of the manufacturing, packaging, labelling, quality control testing, handling, storage or other activities under this Agreement (a “Technical Dispute”), the Parties shall follow the process for conflict resolution set out in the Quality Agreement. In the event that the Parties cannot agree whether a dispute is a Technical Dispute, Section 11.1 shall prevail.

ARTICLE 12
MISCELLANEOUS

12.1    Intellectual Property.
Zogenix and Patheon hereby acknowledge that neither Party has, nor shall it acquire, any interest in any of the other Party's Intellectual Property or Improvements thereto unless otherwise expressly agreed to in writing. Each Party agrees not to use any Intellectual Property of the other Party, except as specifically authorised by the other Party or as required for the performance of its obligations under this Agreement.
Improvements to any and all aspects of the technology solely applicable to the manufacturing of the Product shall be wholly owned by Zogenix. Patheon shall own any manufacturing processes of a generic nature that it develops or any Improvements to any pre-owned Patheon intellectual property or know-how. However, in the event that Zogenix requires the use of any Patheon owned intellectual property, know-how or Improvements in order to manufacture the Product then Patheon shall grant a [***] license to Zogenix for use of the same solely in relation to the manufacturing, sale or distribution of the Product. For the avoidance of doubt nothing contained herein shall operate or is intended to provide one Party with any rights over the Intellectual Property rights of the other Party or any Improvements thereto unless explicitly stated herein.

12.2    Insurance.
Each Party shall maintain commercial general liability insurance to include products liability coverage for bodily injury, which insurance shall afford limits of not less than GBP 2,500,000 for each occurrence (and in the aggregate only with respect to bodily injury liability) with a reputable insurance carrier. Each Party will provide the other with a current certificate of insurance evidencing the above and showing the name of the issuing company, the policy number, the effective date, the expiration date and the limits of liability. The insurance certificate shall further provide that the carrier will endeavour to provide a minimum of thirty (30) days' written notice to the insured of a cancellation of, or material change in, the insurance. For the avoidance of doubt, the onus is on Zogenix to ensure it has adequate insurance in place to protect against such risks as it deems appropriate relating to Materials and Product held by or stored with Patheon.

12.3    Independent Contractors.
The Parties are independent contractors and this Agreement shall not be construed to create between Patheon and Zogenix any other relationship such as, by way of example only, that of employer-employee, principal agent, joint-venturer, co-partners or any similar relationship, the existence of which is expressly denied by the Parties hereto.

12.4    No Waiver.
Except as provided by Section 7.2, either Party's failure to require the other Party to comply with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement.

12.5    Assignment.
Patheon may assign this Agreement or any of its rights or obligations hereunder with the prior written consent of Zogenix, such consent to be given provided that the assignee covenants in writing with Zogenix to be bound by the terms of this Agreement. Subject to Section 7.3(c), Zogenix may assign this Agreement or any of its rights or obligations hereunder without approval from Patheon; provided, however, that Zogenix shall give prior written notice of any assignment to

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Patheon and any assignee shall covenant in writing with Patheon to be bound by the terms of this Agreement. Notwithstanding the foregoing provisions of this Section 12.5, either Party may assign this Agreement to any of its Affiliates or to a successor to or purchaser of all or substantially all of its business, provided that such assignee executes an agreement with the non-assigning Party hereto whereby it agrees to be bound hereunder.

12.6    Force Majeure.
Non-performance by either Party hereto shall be excused to the extent that performance is rendered impossible by strike, lock out or labour disturbance, fire, explosion, flood, acts of God, terrorism, war or civil commotion, governmental acts or orders or restrictions, public utilities or common carriers, or any other reason where failure to perform is beyond the reasonable control of and is not caused by the negligence of the non‑performing Party. Such non‑performing Party shall exercise best efforts to eliminate the force majeure event and to resume performance of its affected obligations as soon as practicable. In the event that, as a result of such force majeure event, a Party does not perform all of its obligations hereunder for any period of [***], in addition to any other rights hereunder, the other Party may terminate this Agreement on [***] prior written notice to the non‑performing Party. A Party claiming a right to excused performance under this Section 12.6 shall immediately notify the other Party in writing of the extent of its inability to perform, which notice shall specify the occurrence beyond its reasonable control that prevents such performance. Neither Party shall be entitled to rely on a Force Majeure Event to relieve it from an obligation to pay money (including any interest for delayed payment) which would otherwise be due and payable under this Agreement.

12.7    Additional Product.
Additional products may be added to this Agreement with the agreement of both Parties and such additional products shall be governed by the general conditions hereof with any special terms (including, without limitation, price) governed by an addendum hereto.

12.8    Notices.
All communications and other notices under this Agreement shall be in writing and shall be considered as duly given if sent by fax and confirmed by registered letter sent within two (2) Business Days following the date of the fax to the Parties at the following addresses (or at any other address which the Parties shall have indicated giving notice thereof in the ways set forth above):

a)     as to Zogenix, to:

Zogenix, Inc.
Attention:    Chief Financial Officer
12400 High Bluff Drive, Suite 650
San Diego
California, 92130
U.S.A.
Tel. No.:     [***]
Fax No.:     [***]

b)	as to Patheon, to:

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Patheon UK Limited
Attention: Executive Director and General Manager
Kingfisher Drive
Covingham
Swindon
Wiltshire SN3 5BZ
England
Tel. No.:     [***]
Fax No.:     [***]

All the communications and other notices under this Agreement which have been delivered in person or which have been transmitted by fax and confirmed by registered letter sent within 2 (two) working days following the date of the fax, shall be considered as received by the addressee respectively upon the third Business day subsequent to that of the date of the fax.

12.9    Severability.
If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each provision is hereby declared to be separate, severable and distinct.

12.10    Entire Agreement.
Upon the Effective Date, this Agreement, together with the Quality Agreement and the Confidentiality Agreement, constitutes the full, complete, final and integrated agreement between the Parties hereto relating to the provision of Manufacturing and Support Services following the Effective Date and, unless expressly stated otherwise in this Agreement, supersedes all previous written or oral negotiations, commitments, agreements, transactions or understandings with respect to the provision of Manufacturing and Support Services following the Effective Date. For clarity, the First MSA shall remain in full force and effect as set forth therein with respect to any Manufacturing and Support Services provided prior to the Effective Date. Any modification, amendment or supplement to this Agreement must be in writing and signed by authorised representatives of both Parties. The Quality Agreement takes precedence over the Agreement on quality & regulatory issues, on all other matters the Agreement shall prevail.

12.11    No Third Party Benefit or Right.
For greater certainty, nothing in this Agreement shall confer or be construed as conferring on any third party any benefit or the right to enforce any express or implied term of this Agreement. Pursuant to section 1(2) of the Contracts (Rights of Third Parties) Act 1999 the Parties intend that no term of this Agreement may be enforced by a Third Party.

12.12    Execution.
This Agreement shall be executed in duplicate signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.13    Governing Law.
This Agreement shall be construed and enforced in accordance with the laws of England and the Parties hereby agree to the exclusive jurisdiction of the courts of England without

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giving effect to the conflict of laws principles thereof. The Parties further expressly agree that the 1980 United Nations Convention on Contracts for the International Sale of Goods (and any improvements or additions thereto) shall not apply to this Agreement.

12.14    Resolution.
In the event of any dispute, controversy or claim arising out of, relating to or in connection with any provision of this Agreement, the Parties shall first try to settle their differences amicably via the Steering Committee. If the Joint Steering Committee cannot achieve resolution, then the matter will be referred to Patheon and Zogenix Senior Management. If Patheon and Zogenix Senior Management cannot achieve resolution, either Party may seek to have such dispute resolved by a competent court as stated in Section 12.13.

12.15	Publicity of Agreement.
Neither Party shall use the name of the other Party in any publicity, advertising or in any written, verbal or any other form of public disclosure without the express written consent of the other Party, including references to the existence of and the relationship created under this Agreement, except as required by law or regulation.

12.16	Solicitation of Employees
During the Term of this Agreement and for [***] thereafter, without the prior written consent of the other Party, neither Party shall solicit, entice, endeavour to entice any person who is an employee of the other Party.
During the Term of this Agreement and for [***] thereafter, without the prior written consent of the other Party, neither Party shall employ any person who was at any time in the [***] prior to such employment by that Party an employee of the other Party.

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IN WITNESS WHEREOF, the duly authorised representatives of the Parties have executed this Agreement as of the date first written above.

PATHEON UK LIMITED

by _/s/ Michael Lytton______________

Date __2/28//13

ZOGENIX, INC.

by _/s/ Roger L. Hawley, CEO

Date _Feb. 26, 2013

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SCHEDULE A
PRODUCTS, SERVICE FEES, RENTAL FEES _

Products
The Products covered under this Agreement are as follows:

DESCRIPTION		FINISHED PACK
1.	DOSEPRO® SUMATRIPTAN 6MG/0.5ML (TRADE)	6 UNITS PER CARTON
2.	DOSEPRO® SUMATRIPTAN 6MG/0.5ML (SAMPLE)	4 UNITS PER CARTON
3.	DOSEPRO® SODIUM CHLORIDE 0.9% SOLUTION	6 UNITS PER CARTON
4.	DOSEPRO® UNFILLED ASSEMBLED DEVICES	N/A
5	DOSEPRO® SUMATRIPTAN 4MG/0.5ML (TRADE)	6 UNITS PER CARTON
6	DOSEPRO® SUMATRIPTAN 4MG/0.5ML (SAMPLE)	4 UNITS PER CARTON

Conversion and Service Fee –Pending Agreement on Performance Parameters
All Conversion and Service Fees stated in this Schedule A are the Conversion and Service Fees applicable as at [***]:

[***].

Conversion and Service Fees will thereafter be subject to change in accordance with the terms of this Agreement, including Section 4 of this Agreement.

The Conversion and Service Fee based on fees as at 1st November 2012 for the first [***] Units ordered for delivery in a Year is as follows (individual Material costs as at 1st November 2012 are set out in Table A-2 below

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Product	Conversion Fee per Unit	Conversion Fee per Finished Pack	Cost of Materials per Finished Pack	Service Fee per Finished Pack
DosePro™ Sumatriptan 6mg/0.5mL (Trade)	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Sample)	[***]	[***]	[***]	[***]
DosePro™ Sodium Chloride 0.9% Solution	[***]	[***]	[***]	[***]
DosePro™ Unfilled Assembled Devices	[***]	[***]	[***]	[***]

The Conversion and Service Fee based on fees as at 1st November 2012 for the [***] ordered for delivery in a Year is as follows:

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Product	Conversion Fee per Unit	Conversion Fee per Finished Pack	Cost of Materials per Finished Pack	Service Fee per Finished Pack
DosePro™ Sumatriptan 6mg/0.5mL (Trade)	[***]	[***]	[***]	[***]
DosePro™ Sumatriptan 6mg/0.5mL (Sample)	[***]	[***]	[***]	[***]
DosePro™ Sodium Chloride 0.9% Solution	[***]	[***]	[***]	[***]
DosePro™ Unfilled Assembled Devices	[***]	[***]	[***]	[***]

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TABLE A-1
Performance Parameters

Shift Pattern	Annual Capacity (Units)	Quarterly Capacity (Units)	Bulk Batch Size (L)	Standard Batch Size (Units)	Minimum Campaign Size (Batches)
A	[***]	[***]	[***]	[***]	[***]
B	[***]	[***]	[***]	[***]	[***]

Shift Pattern A
[***]

Shift Pattern B
[***]

Other Performance Parameters

[***]

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TABLE A-2

MATERIALS COST
DosePro™ Sumatriptan 6mg/0.5mL (Trade) x 6's
DosePro™ Sodium Chloride 0.9% Solution x 6's

Code	Description
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Material Cost per Batch
Material Cost per Pack

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TABLE A-3 MATERIALS COST
DosePro™ Sumatriptan 6mg/0.5mL (Sample) x 4's

Code	Description	Batch Cost
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	Material Cost per Batch	[***]
	Material Cost per Pack	[***]

SCHEDULE B
SUPPORT FEES

The charges and fees set out below shall apply as and when indicated for the related services. For the avoidance of doubt Zogenix shall be informed of and agree in writing to any such charges being made and issue a purchase order prior to them being incurred by Patheon.
All Support Fees stated in this Schedule B are the Support Fees applicable as at 1st November 2012. Accordingly, the Support Fees applicable as at the Effective Date of this Agreement shall be those fees stated in this Schedule B adjusted to reflect any increase in the United Kingdom Retail Price Index (All Items) published by the National Institute for Statistics (as published at: www.statistics.gov.uk) in respect of the period from 1st November 2012 to 30 October 2013.

Support Fees will thereafter be subject to change in accordance with the terms of this Agreement, including Section 4 of this Agreement.

Manual Inspection Fees
Patheon shall charge Zogenix for the additional costs associated with additional staff required for manual inspection at the following rates:

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Full Batches in the absence of an automated inspection capability	[***] per full time employee per month
Any reinspection of units processed by the automated inspection line.	[***] per full time employee per month

Stability Testing Fees

Where Patheon is required to perform stability testing over and above the Annual Stability Commitment, Patheon will charge Zogenix [***] per test point and per storage condition on said Batch. If stability samples are placed on stability storage at the Facility, this fee includes the cost of storing the stability samples. In the event that the stability samples are placed on stability storage at the facility of a third party, then the costs of such storage shall be invoiced by Patheon to Zogenix at Patheon’s direct cost.

For the avoidance of doubt, a test point shall be considered any stability testing performed at a discrete point in time subsequent to release testing for a Batch, such test points to be defined in the stability protocol provided by Zogenix. A storage condition shall be considered any unique combination of storage requirements including but not limited to temperature, humidity, orientation of samples and packaging, with such storage conditions to be defined in the stability protocol provided by Zogenix.

Patheon shall calculate the total stability testing fee per Batch of product placed on stability based on the number of test points specified in the stability protocol provided by Zogenix and invoice Zogenix [***] of said fee once samples are placed in stability storage, with the balance of the stability fee to be invoiced upon completion of testing on the final stability test point for that Batch. The Client shall pay all such invoices within [***] of the date thereof.

Maintenance of Regulatory Filings

Patheon will invoice Zogenix for regulatory activities requested by Zogenix for submission or maintenance of regulatory filings for the Product at the rates set out in the table below.

REGULATORY SUPPORT ACTIVITIES
Site Related
Activity	Definition	Fee
[***]	[***]
[***]	[***]	[***]

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[***]	[***]	[***]
[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
Product Related
Activity	Definition	Fee
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]

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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Miscellaneous
Activity	Definition	Fee
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Batch Record and Specification Update

Pursuant to Section 2.1(j), Patheon shall invoice the Client [***.

Product Quality Review

Where Patheon is requested by Zogenix to provide data over and above the PQR Data or where Patheon is requested by Zogenix to perform trending and critical analysis on the PQR Data, Patheon will invoice Zogenix at a rate of [***].

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Audit Support

Patheon’s fee for providing audit support where more than [***] per annum at the Facility is requested by the client, as set out in Section 2.1(g), [***].

Artwork Generation and Update

Patheon will invoice Zogenix for artwork generation and update services the fees set out in the table below.

	Generation / Update Fee	Fee per Colour
Carton	[***] [***]
Label	[***] [***]
Leaflet	[***] [***]

For example, the fees for a three-colour carton would be:
[***]

If the items listed below are required for the carton, the following fees will apply:

[***]
[***]

Additional Sampling

Patheon will invoice additional samples to Zogenix at the agreed Service Fee for a Product or the direct cost for a Material. Patheon will also charge Zogenix an administration fee of [***].

Freight Charges

Any freight charges incurred by Patheon on behalf of Zogenix for the shipment of Product or Materials shall be invoiced by Patheon to Zogenix at [***]. For the avoidance of doubt, [***].

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Additional Testing

Patheon’s fee to Zogenix for additional testing will be assessed on a case by case basis and will be dependent on the scope of work required by Zogenix.

Process Optimisation and Project Activities

Patheon’s fees for performing optimisation and project activities will be assessed on a case by case basis depending on the scope of work required and will be agreed between the Parties prior to such activities being commenced. For the avoidance of doubt, project activities include, by way of illustration and not limitation, initial validation and qualification activities and Product (and future product) development work but do not include work that can, by agreement between the Parties, be covered by the existing resources allocated to the Manufacturing and Support Services.

SCHEDULE C
MATERIALS

Materials	Vendor Supply Agreement	MRP	Purchase Order Placement	Invoice Receipt	Invoice Payment	Setting Safety Stock Levels	Physical Stock Holding
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Z = The Client                P = Patheon            N/A = Not Applicable

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SCHEDULE D
EQUIPMENT

PREAMBLE

1.	All capitalised terms used in this Schedule (“Schedule D”) shall bear the same meaning as in the Agreement unless expressly stipulated otherwise herein.

It is understood that Zogenix owns all Equipment listed herein and title, risk and ownership thereof remains with Zogenix at all times .

2.
This Schedule D shall remain in full force and effect for the Term of the Agreement unless otherwise agreed between the Parties and, unless stipulated otherwise herein, the terms of the Agreement shall apply hereto.

Therefore the Parties agree the following terms in relation to the maintenance and repair of the Equipment:-

A.	Patheon Responsibilities

A.1.    Patheon shall be responsible for the day to day maintenance and operating of the Equipment and the management of the preventative maintenance thereof including managing the inventory and assuring availability of spare parts, change parts amd consumables. However, for the avoidance of doubt, Patheon shall not be liable for the cost of spares, additions, change parts or any other componentry required for the continued running or servicing of the Equipment such costs to be borne solely by Zogenix.

A.2.    Patheon undertakes to use Commercially Reasonable Efforts to maintain the Equipment in working order and such undertaking shall be considered discharged provided that Patheon has fulfilled the requirements of the preventative maintenance programme (“PPM”) which shall be agreed and amended by the Parties from time to time.

A.3.    The Equipment shall be insured by Patheon for risks normally covered by Patheon’s third party property public liability insurance but shall be subject to the exclusions contained in Patheon’s “All Risks”) cover.

A.4.    In the event any of the Equipment develops a fault or becomes unfit for purpose or incapable of use, Patheon shall, provided such actions shall not be contrary to any rights of any third parties under the Deed or otherwise breach any warranties, endeavour to remedy the fault as quickly as is reasonably possible. Zogenix shall provide necessary assistance to Patheon for the remediation thereof. In the event that additional work is required and, due to expediency, such work can be carried out successfully by Patheon and Patheon agrees to undertake such work then the cost thereof shall be charged to Zogenix and paid in accordance with the terms of the Agreement.

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A.5.    Patheon shall not be liable or responsible for any consequential damage including the loss of profits arising by reason of the Equipment being out of order from any cause.

A.6    Zogenix authorizes Patheon to effect repairs on Equipment, either by Patheon employees or contractors, and Patheon shall only permit repairs by those employees or contractors who have been agreed by Zogenix as qualified to perform such repairs. Patheon shall establish and maintain business relationships with contractors who are necessary to perform repairs which cannot be performed by Patheon employees. Patheon shall notify Zogenix in advance of performing major repairs; otherwise, within 48 hours of effecting the repair. The cost of repairs shall be borne by Zogenix. In addition, Patheon shall maintain records of all Equipment maintenance, repairs, and spares replacement as required by cGMP and agreed between the Parties. Furthermore, Zogenix authorizes Patheon to replace defective, damaged, worn-out, or non-functional components of Equipment as specified in a spare parts list and replacement instructions; such list to be agreed upon by the Steering Committee. Patheon shall procure such parts directly from suppliers or through Zogenix, as the case may be, and maintain an inventory of such parts as specified on the spare parts list; the cost of spare parts shall be borne by Zogenix.

B.    Zogenix Responsibilities

B.1.    Zogenix shall insure the Equipment at all times.

B.2.    Zogenix shall pay for and provide all necessary spares.

B.3.    Zogenix shall, up to a maximum of GBP [***] bear the Make Good Costs to Patheon’s Facility if Zogenix remove the Equipment from Patheon as per Section 7.3(d).

B.4.    In the event Zogenix require external contractors to be present at Patheon’s site for the purposes of repairing or assessing the Equipment, Zogenix undertakes to ensure that all such contractors are approved by Patheon prior to being given access to the Patheon site and adhere to all and any health and safety and environmental requirements whilst at Patheon.

B.5.    Zogenix shall be responsible and liable for any alterations and additions to the Equipment.

C.	Planned Preventative Maintenance List

A mutually agreeable planned preventative maintenance list has been developed and is maintained in the Patheon Swindon electronic maintenance database and is available for review.

D.	General
All terms and conditions of the Agreement are applicable to this Schedule D. In the event of any conflict between the terms herein and the Agreement then the terms of the Agreement shall prevail. For the avoidance of doubt, however, nothing explicit or implied within the Agreement shall be construed as stating that ownership, risk and title to the Equipment remains and vests at all times with either Zogenix

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or GE.

E.	Equipment List

Process Step	Description	Manufacturer / Vendor	Model Number	Serial No.
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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Process Step	Description	Manufacturer / Vendor	Model Number	Serial No.
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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Process Step	Description	Manufacturer / Vendor	Model Number	Serial No.
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

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Process Step	Description	Manufacturer / Vendor	Model Number	Serial No.
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

F.	Equipment List

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Process Step	Description	Manufacturer / Vendor	Model Number	Serial No.
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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Process Step	Description	Manufacturer / Vendor	Model Number	Serial No.
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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Process Step	Description	Manufacturer / Vendor	Model Number	Serial No.
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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Process Step	Description	Manufacturer / Vendor	Model Number	Serial No.
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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Process Step	Description	Manufacturer / Vendor	Model Number	Serial No.
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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SCHEDULE E
SUPPLY CHAIN TELECONFERENCES AND INVENTORY REPORT

Both Parties agree to monthly supply chain teleconferences or face-to-face meetings.  The purpose of these meetings is for:

(i)	Patheon to provide updates on near-term Finished Good delivery schedule and potential delays;

(ii)	Patheon to provide updates on issues that may impact mid-term deliveries and/or component requirements;

(iii)	Zogenix to provide an informal [***] demand update if changes are foreseen to the previously issued forecast;

(iv)	Review of existing Firm Orders and what needs to be committed to before the next meeting;

(v)	Both Parties to discuss long range component requirements and challenges;

(vi)	Review of outstanding invoices;

(vii)	Miscellaneous new business.

INVENTORY REPORTS

For each Material supplied by Zogenix, as set out in Schedule C, Patheon shall provide to Zogenix, on a weekly basis, a report, in a format mutually agreed by the Parties, that includes the following information:

(a)	Starting inventory at the beginning of the weekly period detailing the Patheon SAP code number, Patheon lot number and supplier lot number and expiry;

(b)	A listing of Patheon SAP 101 and 102 transactions for that week detailing the Patheon SAP code number, Patheon lot number and supplier lot number;

(c)
The quantity of materials consumed by batches of Product, media fill simulations and non-commercial activities for that week detailing the Patheon SAP code number, Patheon lot number and supplier lot number;

(d)	The quantity of materials rejected for that week detailing the Patheon SAP code number, Patheon lot number and supplier lot number.

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SCHEDULE F
TECHNOLOGY TRANSFER

The Parties shall discuss and agree in writing in an executable proposal the exact scope of the Technology Transfer services Patheon is to provide and the costs to be charged by Patheon in providing these services based on the rates set out below pursuant to Section 2.1 (p).
All Fees stated in this Schedule F are fees applicable as at 1st November 2012. Accordingly, the fees applicable as 1st November 2013 shall be those fees stated in this Schedule F adjusted to reflect the increase or decrease in the United Kingdom Retail Price Index (All Items) published by the National Institute for Statistics (as published at: www.statistics.gov.uk) in respect of the period from 1st November 2012 to 30 October 2013.
Programme Management
Examples of activities here might include but are not limited to:
•Support for the generation of Technology Transfer Protocols
•Support for cross-organization technology transfer teams
•Support implementation of technology transfer activities

Patheon will invoice Zogenix at a rate of [***] per hour for these activities.

Process Development
Examples of activities here might include but are not limited to:
•Review and update applicable process development reports
•Suggest parameters and metrics that support successful tech transfer
•Provide on-site assistance at third party as necessary

Patheon will invoice Zogenix at a rate of [***] per hour for all onsite activities.

Patheon will invoice Zogenix at a rate of [***] per day for all off site activities. In addition all documented travel expenses will be paid that are approved by Zogenix in advance in writing and are in accord with Patheon’s company travel policy for travel for a similar purpose by the same employee
Manufacturing
Examples of activities here might include but are not limited to:

•Escorting agreed Zogenix or third party visitors to observe the at Patheon
•Supply master batch records, SOPs maintenance and use logs and provide in machine-readable formats
•Provide recommendation for changes
•Assist with process fit analyses
•Input into summaries of manufacturing experience to date
–Supply in process results to date

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–Supply processing parameters from cGMPs runs
•Identify any critical process parameters

Patheon will invoice Zogenix at a rate of [***] per hour all activities related to the provision of copies of documents.
Patheon will invoice Zogenix [***] per hour for all escorting duties.
Patheon will invoice Zogenix at a rate of [***] per hour for all other on site activities.
Patheon will invoice Zogenix at a rate of [***] per day for all off site activities. In addition all documented travel expenses will be paid by Zogenix that are approved in advance in writing and are in accord with Patheon’s company travel policy for travel for a similar purpose by the same employee.

Materials Management
Examples of activities here might include but are not limited to:

• Provide bill of materials, resources and routings in machine-readable formats
–Current and for manufactured batches
•List of raw material vendors and current specifications
•List of any Patheon-specific materials
•List of any proprietary reagents
•List of any supply agreements

Patheon will invoice Zogenix at a rate of [***] per hour all activities related to the provision of copies of documents.
Patheon will invoice Zogenix at a rate of [***] per hour for all other activities.

Quality Control
Examples of activities here might include but are not limited to:

•Support generation of assay transfer package
–Assay methods
–Qualification protocols
–Reagent list, including sources
•Collaborate on assay transfer protocol
•Allow on site observation of methods
•Perform necessary practical assay transfer assistance at third party

Patheon will invoice Zogenix at a rate of [***] per hour all activities related to the provision of copies of documents.
Patheon will invoice Zogenix at a rate of [***] per hour for all other activities.

Quality Assurance
Examples of activities here might include but are not limited to:

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•Review of all documents to ensure that they are the latest version
–Process description
–Batch records, assay methods,
–Raw material specifications
•Identification of any ancillary documents
•Change control of Technology Transfer protocol
–Assay transfer protocol review and approval

Patheon will invoice Zogenix at a rate of [***] per hour for these activities.

Stability Studies

The Parties agree to update this section pursuant to Section 2.1 (p).

Materials to be Transferred

•Reference standard
•In process samples
•Representative raw material
•Patheon-specific materials

Patheon will invoice Zogenix at a rate pf [***] per hour for activities related to preparation of the materials for transfer and all associated shipping cost using the method of Zogenix’s choice as provided in writing to Patheon.

For all activities that the Parties agree to engage third Parties to undertake technology Transfer activities Zogenix will pay to Patheon all documented direct cost plus a [***] service fee in addition.

Patheon will facilitate the electronic transfer of documents whenever possible . Patheon will invoice Zogenix at a rate of [***] per hour all activities related to the electronic transfer of documents.

Shutdown Activities.

Equipment Removal

Patheon will provide all reasonable assistance mandated by this Agreement related to Equipment as required in this Agreement

Patheon will invoice Zogenix at a rate of [***] per hour all such activities.

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Record Retention

Patheon will ensure [***] that all documents that it holds and that are required to be stored to comply with cGMP, Applicable Law and other requirements of Regulatory Authorities will be transferred to a site using transportation approved in writing by Zogenix. Such approval by Zogenix not to be unreasonably withheld.

Stability Studies

Stability sample will be transferred to a Third Party chosen by Zogenix in a manner that meets the terms of this Agreement and the First MSA, Applicable Law and is acceptable to Regulatory Authorities and maintains Continuity of Supply.

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SCHEDULE G
DEFICIENCY NOTICE

To: Patheon UK Limited
Attention: Director of Quality
Kingfisher Drive
Covingham
Swindon
Wiltshire SN3 5BZ
England
Tel. No.:     [***]
Fax No.:     [***]

cc: Attention:General Manager
Kingfisher Drive
Covingham
Swindon
Wiltshire SN3 5BZ
England
Tel. No.:     [***]
Fax No.:     [***]

Zogenix is providing a Deficiency Notice pursuant to Section 5.10 of the MSA

The Deficiency Notice relates to Batch #.

The nature of the deficiency is

Please Acknowledge receipt witj [***] Business Days to
Zogenix, Inc.
Attention:    Sr. Director of Quality

5858 Horton Street, Suite 455
Emeryville,
California, 94608U.S.A.
Tel. No.:     [***]     Fax No.:     [***]

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